Exhibit 4.6

                                                            ENGLISH TRANSLATON

                                          SECOND  AMENDMENT TO THE CONTRACT
                                          FOR ASSIGNMENT OF CREDIT OF THE
                                          REMAINING  BALANCE  OF  THE  REVENUE
                                          COMPENSATION ACCOUNT - CRC
                                          ENTERED  INTO BY THE  STATE OF MINAS
                                          GERAIS AND COMPANHIA ENERGETICA DE
                                          MINAS GERAIS - CEMIG



     The STATE OF MINAS GERAIS, through the Office of the State Treasury Secretary, with its head office at Praca da Liberdade, in Belo Horizonte/MG (Brazil), registered with the General Taxpayer's Registry (CNPJ) under no. 18,715,615/0001-60, hereby represented by the State Treasury Secretary, Mr. Jose Augusto Tropia Reis, hereinafter referred to as the STATE, and COMPANHIA ENERGETICA DE MINAS GERAIS - CEMIG, a state-controlled company with its head office in Belo Horizonte/MG (Brazil), at Av. Barbacena, no. 1,200, registered with the General Taxpayer's Registry (CNPJ) under no. 17,155,730/0001-64, hereby represented by its Chief Executive Officer, Mr. Djalma Bastos de Morais, and by its Chief Financial Officer, Mr. Cristiano Correa de Barros, hereinafter referred to as CEMIG, based on Federal Law no. 8727, dated November 5, 1993, Provisional Measure no. 2181-45, dated August 24, 2001, Provisional Measure no. 14, dated December 24, 2001, converted into Federal Law no. 10,438, dated April 26, 2002, State Law of Minas Gerais no. 14,247, dated May 4, 2002, and the applicable legislation.

     Whereas:

     1) the negotiations held between CEMIG and Banco Nacional de
Desenvolvimento Economico e Social - BNDES for formalizing the transaction provided by Law 10,438/02 are in an advanced stage, securing the settlement of payment of credit to CEMIG;

     2) in order to resolve the issues with CEMIG through a legally authorized debt federalization, State Law no. 14,247, dated May 4, 2002, was enacted, strengthening the guarantees under the CRC Agreement, which became represented by revenues arising out of the taxes set forth in Article 155 and revenues referred to by Articles 157 and 159, I (a) and II, of the Brazilian Constitution, dated June 4, 2002;

     3) the balance due under the Assignment of Credit of the Remaining Balance of the Revenue Compensation Account - CRC (hereinafter the CRC Agreement), relating to the installments payable from January 1st, 2003 to May 1st, 2015, corresponds to R$1,131,110,933.94 (one billion, one hundred and thirty one million, one hundred and ten thousand, nine hundred and thirty three reais and ninety four cents), as of September 1st, 2002;

Decide to amend the CRC Agreement, as follows:

First Clause

     The balance relating to installments payable as from January 1st, 2003, in the amount of R$1,131,110,933.94 (one billion, one hundred and thirty one million, one hundred and ten thousand, nine hundred and thirty three reais and ninety four cents), as of September 1st, 2002, will be paid in 149 (one hundred and forty nine) monthly and consecutive installments, each in the amount of R$10,691,771.02 (ten million, six hundred and ninety one thousand, seven hundred and seventy one reais and two cents), calculated in accordance with the "Tabela Price", applying an interest rate of 0.486755% per month, corresponding to the effective rate of 6% per year, as further detailed in
Exhibit 1, with the first installment due on January 1st, 2003 and the last one due on May 1st, 2015. These installments shall be updated, as from September 1st, 2002 until the date of the actual payment, based on the monthly variation of the IGP-DI, as provided by Clause Six of the CRC Agreement.

Second Clause

Except as expressly amended hereby, the CRC Agreement shall remain unmodified and in full force and effect as originally agreed.

IN WITNESS WHEREOF, the parties have caused this amendment to be executed in three counterparts of equal tenor and content, as of the date hereof.

Belo Horizonte-MG (Brazil), October 14, 2002

                                 /s/ Jose Augusto Tropia Reis
                                 ----------------------------
                                     STATE OF MINAS GERAIS

                  /s/ Djalma Bastos de Morais                 /s/ Cristiano Correa de Barros
                  ---------------------------                 ------------------------------
                                COMPANHIA ENERGETICA DE MINAS GERAIS
                  Djalma Bastos de Morais                     Cristiano Correa de Barros
                  Chief Executive Officer                     Chief Financial Officer


            /s/ Paulo Eduardo P. Guimaraes                      /s/ Pedro Carlos Hosken Vieira
            ------------------------------                      ------------------------------
             Tax I.D. No. 536.751.266-68                           Tax I.D. No. 141.356.476-34


                                                 WITNESSES

EXHIBIT 1

Companhia Energetica de Minas Gerais - CEMIG                                                      EXHIBIT
Assignment of Credit of the Remaining Balance of the Revenue Compensation Account -CRC
                                                    ---------------------------------------------------------------
                                                    Total Installments   Interest Rate (p.m.)  Interest Rate (p.a.)
                                                    ---------------------------------------------------------------
                                                    149                    0.4867550%                        6.00%
                                                    ---------------------------------------------------------------
Values in R$                                                              Discount Rate
                                                                          --------------------
                                                                              12.00%
------------------------------- -------------------------------------------------------------------------------
                                                          Debt Service of Installments to Be Due
    DATE        Installment     -------------------------------------------------------------------------------
                                  Amortization       Debt Balance       Installment         Interest
------------------------------- -------------------------------------------------------------------------------

------------------------------- -------------------------------------------------------------------------------
PV Sep/01/02          ---           540,233,902                ---     827,132,762.69       286,898,861
(Basis: Sep/02)
------------------------------- -------------------------------------------------------------------------------

------------------------------- ------------------------------------------------------------------------------
   08/01/2002         -                  -                        -                 -                 -
------------------------------- -------------------------------------------------------------------------------
   09/01/2002         -                      -                    -                 -                 -         PV of Installments
------------------------------- -------------------------------------------------------------------------------
   10/01/2002         -                      -                    -                 -                 -          as of Sep/02
------------------------------- -------------------------------------------------------------------------------
   11/01/2002         -                      -                    -                 -                 -          (Accumulated)
------------------------------- -------------------------------------------------------------------------------
   12/01/2002         -                      -      1,131,110,933.94                 -                 -
------------------------------- -------------------------------------------------------------------------------
   01/01/2003         1               5,186,032     1,125,924,901.95    10,691,771.02         5,505,739             10,295,410.00
------------------------------- -------------------------------------------------------------------------------
   02/01/2003         2               5,211,275     1,120,713,626.69    10,691,771.02         5,480,496             20,494,047.28
------------------------------- -------------------------------------------------------------------------------
   03/01/2003         3               5,236,641     1,115,476,985.28    10,691,771.02         5,455,130             30,596,821.45
------------------------------- -------------------------------------------------------------------------------
   04/01/2003         4               5,262,131     1,110,214,854.26    10,691,771.02         5,429,640             40,604,633.60
------------------------------- -------------------------------------------------------------------------------
   05/01/2003         5               5,287,745     1,104,927,109.55    10,691,771.02         5,404,026             50,518,376.32
------------------------------- -------------------------------------------------------------------------------
   06/01/2003         6               5,313,483     1,099,613,626.48    10,691,771.02         5,378,288             60,338,933.84
------------------------------- -------------------------------------------------------------------------------
   07/01/2003         7               5,339,347     1,094,274,279.77    10,691,771.02         5,352,424             70,067,182.05
------------------------------- -------------------------------------------------------------------------------
   08/01/2003         8               5,365,336     1,088,908,943.52    10,691,771.02         5,326,435             79,703,988.63
------------------------------- -------------------------------------------------------------------------------
   09/01/2003         9               5,391,452     1,083,517,491.23    10,691,771.02         5,300,319             89,250,213.09
------------------------------- -------------------------------------------------------------------------------
   10/01/2003        10               5,417,695     1,078,099,795.77    10,691,771.02         5,274,076             98,706,706.86
------------------------------- -------------------------------------------------------------------------------


11/01/2003           11               5,444,066     1,072,655,729.41    10,691,771.02         5,247,705            108,074,313.38
------------------------------- --------------------------------------------------------------------------------
12/01/2003           12               5,470,566     1,067,185,163.79    10,691,771.02         5,221,205            117,353,868.16
------------------------------- --------------------------------------------------------------------------------
01/01/2004           13               5,497,194     1,061,687,969.91    10,691,771.02         5,194,577            126,546,198.84
------------------------------- --------------------------------------------------------------------------------
02/01/2004           14               5,523,952     1,056,164,018.17    10,691,771.02         5,167,819            135,652,125.30
------------------------------- --------------------------------------------------------------------------------
03/01/2004           15               5,550,840     1,050,613,178.32    10,691,771.02         5,140,931            144,672,459.70
------------------------------- --------------------------------------------------------------------------------
04/01/2004           16               5,577,859     1,045,035,319.48    10,691,771.02         5,113,912            153,608,006.57
------------------------------- --------------------------------------------------------------------------------
05/01/2004           17               5,605,009     1,039,430,310.13    10,691,771.02         5,086,762            162,459,562.88
------------------------------- --------------------------------------------------------------------------------
06/01/2004           18               5,632,292     1,033,798,018.12    10,691,771.02         5,059,479            171,227,918.11
------------------------------- --------------------------------------------------------------------------------
07/01/2004           19               5,659,707     1,028,138,310.64    10,691,771.02         5,032,064            179,913,854.32
------------------------------- --------------------------------------------------------------------------------
08/01/2004           20               5,687,256     1,022,451,054.25    10,691,771.02         5,004,515            188,518,146.20
------------------------------- --------------------------------------------------------------------------------
09/01/2004           21               5,714,939     1,016,736,114.86    10,691,771.02         4,976,832            197,041,561.20
------------------------------- --------------------------------------------------------------------------------
10/01/2004           22               5,742,757     1,010,993,357.72    10,691,771.02         4,949,014            205,484,859.50
------------------------------- --------------------------------------------------------------------------------
11/01/2004           23               5,770,710     1,005,222,647.42    10,691,771.02         4,921,061            213,848,794.19
------------------------------- --------------------------------------------------------------------------------
12/01/2004           24               5,798,800       999,423,847.90    10,691,771.02         4,892,972            222,134,111.24
------------------------------- --------------------------------------------------------------------------------
01/01/2005           25               5,827,025       993,596,822.43    10,691,771.02         4,864,746            230,341,549.64
------------------------------- --------------------------------------------------------------------------------
02/01/2005           26               5,855,389       987,741,433.62    10,691,771.02         4,836,382            238,471,841.40
------------------------------- --------------------------------------------------------------------------------
03/01/2005           27               5,883,890       981,857,543.42    10,691,771.02         4,807,881            246,525,711.68
------------------------------- --------------------------------------------------------------------------------
04/01/2005           28               5,912,530       975,945,013.09    10,691,771.02         4,779,241            254,503,878.81
------------------------------- --------------------------------------------------------------------------------
05/01/2005           29               5,941,310       970,003,703.22    10,691,771.02         4,750,461            262,407,054.36
------------------------------- --------------------------------------------------------------------------------
06/01/2005           30               5,970,229       964,033,473.73    10,691,771.02         4,721,542            270,235,943.23
------------------------------- --------------------------------------------------------------------------------
07/01/2005           31               5,999,290       958,034,183.85    10,691,771.02         4,692,481            277,991,243.69
------------------------------- --------------------------------------------------------------------------------
08/01/2005           32               6,028,492       952,005,692.12    10,691,771.02         4,663,279            285,673,647.43
------------------------------- --------------------------------------------------------------------------------
09/01/2005           33               6,057,836       945,947,856.41    10,691,771.02         4,633,935            293,283,839.65
------------------------------- --------------------------------------------------------------------------------
10/01/2005           34               6,087,323       939,860,533.88    10,691,771.02         4,604,448            300,822,499.12
------------------------------- --------------------------------------------------------------------------------
11/01/2005           35               6,116,953       933,743,581.00    10,691,771.02         4,574,818            308,290,298.20
------------------------------- --------------------------------------------------------------------------------
12/01/2005           36               6,146,727       927,596,853.55    10,691,771.02         4,545,044            315,687,902.98
------------------------------- --------------------------------------------------------------------------------
01/01/2006           37               6,176,647       921,420,206.59    10,691,771.02         4,515,124            323,015,973.23
------------------------------- --------------------------------------------------------------------------------
02/01/2006           38               6,206,712       915,213,494.50    10,691,771.02         4,485,059            330,275,162.55
------------------------------- --------------------------------------------------------------------------------
03/01/2006           39               6,236,924       908,976,570.93    10,691,771.02         4,454,847            337,466,118.41
------------------------------- --------------------------------------------------------------------------------
04/01/2006           40               6,267,282       902,709,288.82    10,691,771.02         4,424,489            344,589,482.17
------------------------------- --------------------------------------------------------------------------------
05/01/2006           41               6,297,788       896,411,500.40    10,691,771.02         4,393,983            351,645,889.16
------------------------------- --------------------------------------------------------------------------------
06/01/2006           42               6,328,443       890,083,057.18    10,691,771.02         4,363,328            358,635,968.75
------------------------------- --------------------------------------------------------------------------------
07/01/2006           43               6,359,247       883,723,809.94    10,691,771.02         4,332,524            365,560,344.40
------------------------------- --------------------------------------------------------------------------------



                                                                  2

08/01/2006           44               6,390,201       877,333,608.75    10,691,771.02         4,301,570            372,419,633.69
------------------------------- --------------------------------------------------------------------------------
09/01/2006           45               6,421,306       870,912,302.94    10,691,771.02         4,270,465            379,214,448.41
------------------------------- --------------------------------------------------------------------------------
10/01/2006           46               6,452,562       864,459,741.10    10,691,771.02         4,239,209            385,945,394.60
------------------------------- --------------------------------------------------------------------------------
11/01/2006           47               6,483,970       857,975,771.09    10,691,771.02         4,207,801            392,613,072.59
------------------------------- --------------------------------------------------------------------------------
12/01/2006           48               6,515,531       851,460,240.03    10,691,771.02         4,176,240            399,218,077.08
------------------------------- --------------------------------------------------------------------------------
01/01/2007           49               6,547,246       844,912,994.30    10,691,771.02         4,144,525            405,760,997.17
------------------------------- --------------------------------------------------------------------------------
02/01/2007           50               6,579,115       838,333,879.53    10,691,771.02         4,112,656            412,242,416.44
------------------------------- --------------------------------------------------------------------------------
03/01/2007           51               6,611,139       831,722,740.59    10,691,771.02         4,080,632            418,662,912.97
------------------------------- --------------------------------------------------------------------------------
04/01/2007           52               6,643,319       825,079,421.60    10,691,771.02         4,048,452            425,023,059.40
------------------------------- --------------------------------------------------------------------------------
05/01/2007           53               6,675,656       818,403,765.92    10,691,771.02         4,016,115            431,323,423.00
------------------------------- --------------------------------------------------------------------------------
06/01/2007           54               6,708,150       811,695,616.15    10,691,771.02         3,983,621            437,564,565.72
------------------------------- --------------------------------------------------------------------------------
07/01/2007           55               6,740,802       804,954,814.13    10,691,771.02         3,950,969            443,747,044.19
------------------------------- --------------------------------------------------------------------------------
08/01/2007           56               6,773,613       798,181,200.92    10,691,771.02         3,918,158            449,871,409.84
------------------------------- --------------------------------------------------------------------------------
09/01/2007           57               6,806,584       791,374,616.80    10,691,771.02         3,885,187            455,938,208.91
------------------------------- --------------------------------------------------------------------------------
10/01/2007           58               6,839,716       784,534,901.30    10,691,771.02         3,852,056            461,947,982.50
------------------------------- --------------------------------------------------------------------------------
11/01/2007           59               6,873,008       777,661,893.14    10,691,771.02         3,818,763            467,901,266.63
------------------------------- --------------------------------------------------------------------------------
12/01/2007           60               6,906,463       770,755,430.27    10,691,771.02         3,785,308            473,798,592.27
------------------------------- --------------------------------------------------------------------------------
01/01/2008           61               6,940,080       763,815,349.84    10,691,771.02         3,751,691            479,640,485.42
------------------------------- --------------------------------------------------------------------------------
02/01/2008           62               6,973,862       756,841,488.23    10,691,771.02         3,717,909            485,427,467.11
------------------------------- --------------------------------------------------------------------------------
03/01/2008           63               7,007,807       749,833,681.00    10,691,771.02         3,683,964            491,160,053.49
------------------------------- --------------------------------------------------------------------------------
04/01/2008           64               7,041,918       742,791,762.91    10,691,771.02         3,649,853            496,838,755.86
------------------------------- --------------------------------------------------------------------------------
05/01/2008           65               7,076,195       735,715,567.94    10,691,771.02         3,615,576            502,464,080.70
------------------------------- --------------------------------------------------------------------------------
06/01/2008           66               7,110,639       728,604,929.23    10,691,771.02         3,581,132            508,036,529.75
------------------------------- --------------------------------------------------------------------------------
07/01/2008           67               7,145,250       721,459,679.13    10,691,771.02         3,546,521            513,556,600.01
------------------------------- --------------------------------------------------------------------------------
08/01/2008           68               7,180,030       714,279,649.17    10,691,771.02         3,511,741            519,024,783.81
------------------------------- --------------------------------------------------------------------------------
09/01/2008           69               7,214,979       707,064,670.06    10,691,771.02         3,476,792            524,441,568.89
------------------------------- --------------------------------------------------------------------------------
10/01/2008           70               7,250,098       699,814,571.67    10,691,771.02         3,441,673            529,807,438.35
------------------------------- --------------------------------------------------------------------------------
11/01/2008           71               7,285,389       692,529,183.07    10,691,771.02         3,406,382            535,122,870.79
------------------------------- --------------------------------------------------------------------------------
12/01/2008           72               7,320,851       685,208,332.48    10,691,771.02         3,370,920            540,388,340.30
------------------------------- --------------------------------------------------------------------------------
01/01/2009           73               7,356,485       677,851,847.28    10,691,771.02         3,335,286            545,604,316.51
------------------------------- --------------------------------------------------------------------------------
02/01/2009           74               7,392,293       670,459,554.02    10,691,771.02         3,299,478            550,771,264.63
------------------------------- --------------------------------------------------------------------------------
03/01/2009           75               7,428,276       663,031,278.40    10,691,771.02         3,263,495            555,889,645.50
------------------------------- --------------------------------------------------------------------------------
04/01/2009           76               7,464,433       655,566,845.28    10,691,771.02         3,227,338            560,959,915.65
------------------------------- --------------------------------------------------------------------------------



                                                                 3

05/01/2009           77               7,500,767       648,066,078.66    10,691,771.02         3,191,004            565,982,527.30
------------------------------- --------------------------------------------------------------------------------
06/01/2009           78               7,537,277       640,528,801.68    10,691,771.02         3,154,494            570,957,928.40
------------------------------- --------------------------------------------------------------------------------
07/01/2009           79               7,573,965       632,954,836.63    10,691,771.02         3,117,806            575,886,562.73
------------------------------- --------------------------------------------------------------------------------
08/01/2009           80               7,610,832       625,344,004.93    10,691,771.02         3,080,939            580,768,869.88
------------------------------- --------------------------------------------------------------------------------
09/01/2009           81               7,647,878       617,696,127.12    10,691,771.02         3,043,893            585,605,285.29
------------------------------- --------------------------------------------------------------------------------
10/01/2009           82               7,685,104       610,011,022.88    10,691,771.02         3,006,667            590,396,240.33
------------------------------- --------------------------------------------------------------------------------
11/01/2009           83               7,722,512       602,288,511.01    10,691,771.02         2,969,259            595,142,162.32
------------------------------- --------------------------------------------------------------------------------
12/01/2009           84               7,760,102       594,528,409.43    10,691,771.02         2,931,669            599,843,474.55
------------------------------- --------------------------------------------------------------------------------
01/01/2010           85               7,797,874       586,730,535.17    10,691,771.02         2,893,897            604,500,596.32
------------------------------- --------------------------------------------------------------------------------
02/01/2010           86               7,835,831       578,894,704.37    10,691,771.02         2,855,940            609,113,943.02
------------------------------- --------------------------------------------------------------------------------
03/01/2010           87               7,873,972       571,020,732.27    10,691,771.02         2,817,799            613,683,926.10
------------------------------- --------------------------------------------------------------------------------
04/01/2010           88               7,912,299       563,108,433.22    10,691,771.02         2,779,472            618,210,953.18
------------------------------- --------------------------------------------------------------------------------
05/01/2010           89               7,950,813       555,157,620.65    10,691,771.02         2,740,958            622,695,428.02
------------------------------- --------------------------------------------------------------------------------
06/01/2010           90               7,989,514       547,168,107.11    10,691,771.02         2,702,257            627,137,750.59
------------------------------- --------------------------------------------------------------------------------
07/01/2010           91               8,028,403       539,139,704.21    10,691,771.02         2,663,368            631,538,317.11
------------------------------- --------------------------------------------------------------------------------
08/01/2010           92               8,067,482       531,072,222.66    10,691,771.02         2,624,289            635,897,520.07
------------------------------- --------------------------------------------------------------------------------
09/01/2010           93               8,106,750       522,965,472.24    10,691,771.02         2,585,021            640,215,748.26
------------------------------- --------------------------------------------------------------------------------
10/01/2010           94               8,146,210       514,819,261.80    10,691,771.02         2,545,561            644,493,386.85
------------------------------- --------------------------------------------------------------------------------
11/01/2010           95               8,185,863       506,633,399.28    10,691,771.02         2,505,909            648,730,817.34
------------------------------- --------------------------------------------------------------------------------
12/01/2010           96               8,225,708       498,407,691.66    10,691,771.02         2,466,063            652,928,417.69
------------------------------- --------------------------------------------------------------------------------
01/01/2011           97               8,265,747       490,141,945.00    10,691,771.02         2,426,024            657,086,562.28
------------------------------- --------------------------------------------------------------------------------
02/01/2011           98               8,305,981       481,835,964.40    10,691,771.02         2,385,790            661,205,621.97
------------------------------- --------------------------------------------------------------------------------
03/01/2011           99               8,346,410       473,489,554.03    10,691,771.02         2,345,361            665,285,964.15
------------------------------- --------------------------------------------------------------------------------
04/01/2011          100               8,387,037       465,102,517.09    10,691,771.02         2,304,734            669,327,952.76
------------------------------- --------------------------------------------------------------------------------
05/01/2011          101               8,427,861       456,674,655.83    10,691,771.02         2,263,910            673,331,948.28
------------------------------- --------------------------------------------------------------------------------
06/01/2011          102               8,468,884       448,205,771.53    10,691,771.02         2,222,887            677,298,307.86
------------------------------- --------------------------------------------------------------------------------
07/01/2011          103               8,510,107       439,695,664.51    10,691,771.02         2,181,664            681,227,385.25
------------------------------- --------------------------------------------------------------------------------
08/01/2011          104               8,551,530       431,144,134.12    10,691,771.02         2,140,241            685,119,530.88
------------------------------- --------------------------------------------------------------------------------
09/01/2011          105               8,593,155       422,550,978.73    10,691,771.02         2,098,616            688,975,091.91
------------------------------- --------------------------------------------------------------------------------
10/01/2011          106               8,634,983       413,915,995.73    10,691,771.02         2,056,788            692,794,412.20
------------------------------- --------------------------------------------------------------------------------
11/01/2011          107               8,677,014       405,238,981.52    10,691,771.02         2,014,757            696,577,832.42
------------------------------- --------------------------------------------------------------------------------
12/01/2011          108               8,719,250       396,519,731.50    10,691,771.02         1,972,521            700,325,690.00
------------------------------- --------------------------------------------------------------------------------
01/01/2012          109               8,761,691       387,758,040.10    10,691,771.02         1,930,080            704,038,319.23
------------------------------- --------------------------------------------------------------------------------



                                                                 4

02/01/2012          110               8,804,339       378,953,700.73    10,691,771.02         1,887,432            707,716,051.23
------------------------------- --------------------------------------------------------------------------------
03/01/2012          111               8,847,195       370,106,505.80    10,691,771.02         1,844,576            711,359,214.02
------------------------------- --------------------------------------------------------------------------------
04/01/2012          112               8,890,259       361,216,246.70    10,691,771.02         1,801,512            714,968,132.54
------------------------------- --------------------------------------------------------------------------------
05/01/2012          113               8,933,533       352,282,713.82    10,691,771.02         1,758,238            718,543,128.67
------------------------------- --------------------------------------------------------------------------------
06/01/2012          114               8,977,017       343,305,696.52    10,691,771.02         1,714,754            722,084,521.28
------------------------------- --------------------------------------------------------------------------------
07/01/2012          115               9,020,713       334,284,983.14    10,691,771.02         1,671,058            725,592,626.21
------------------------------- --------------------------------------------------------------------------------
08/01/2012          116               9,064,622       325,220,360.99    10,691,771.02         1,627,149            729,067,756.36
------------------------------- --------------------------------------------------------------------------------
09/01/2012          117               9,108,745       316,111,616.34    10,691,771.02         1,583,026            732,510,221.68
------------------------------- --------------------------------------------------------------------------------
10/01/2012          118               9,153,082       306,958,534.42    10,691,771.02         1,538,689            735,920,329.21
------------------------------- --------------------------------------------------------------------------------
11/01/2012          119               9,197,635       297,760,899.41    10,691,771.02         1,494,136            739,298,383.09
------------------------------- --------------------------------------------------------------------------------
12/01/2012          120               9,242,405       288,518,494.46    10,691,771.02         1,449,366            742,644,684.62
------------------------------- --------------------------------------------------------------------------------
01/01/2013          121               9,287,393       279,231,101.64    10,691,771.02         1,404,378            745,959,532.26
------------------------------- --------------------------------------------------------------------------------
02/01/2013          122               9,332,600       269,898,501.97    10,691,771.02         1,359,171            749,243,221.66
------------------------------- --------------------------------------------------------------------------------
03/01/2013          123               9,378,027       260,520,475.40    10,691,771.02         1,313,744            752,496,045.69
------------------------------- --------------------------------------------------------------------------------
04/01/2013          124               9,423,675       251,096,800.82    10,691,771.02         1,268,096            755,718,294.48
------------------------------- --------------------------------------------------------------------------------
05/01/2013          125               9,469,545       241,627,256.03    10,691,771.02         1,222,226            758,910,255.43
------------------------------- --------------------------------------------------------------------------------
06/01/2013          126               9,515,638       232,111,617.76    10,691,771.02         1,176,133            762,072,213.22
------------------------------- --------------------------------------------------------------------------------
07/01/2013          127               9,561,956       222,549,661.65    10,691,771.02         1,129,815            765,204,449.87
------------------------------- --------------------------------------------------------------------------------
08/01/2013          128               9,608,499       212,941,162.24    10,691,771.02         1,083,272            768,307,244.76
------------------------------- --------------------------------------------------------------------------------
09/01/2013          129               9,655,269       203,285,892.97    10,691,771.02         1,036,502            771,380,874.62
------------------------------- --------------------------------------------------------------------------------
10/01/2013          130               9,702,267       193,583,626.20    10,691,771.02           989,504            774,425,613.59
------------------------------- --------------------------------------------------------------------------------
11/01/2013          131               9,749,493       183,834,133.16    10,691,771.02           942,278            777,441,733.23
------------------------------- --------------------------------------------------------------------------------
12/01/2013          132               9,796,949       174,037,183.97    10,691,771.02           894,822            780,429,502.56
------------------------------- --------------------------------------------------------------------------------
01/01/2014          133               9,844,636       164,192,547.64    10,691,771.02           847,135            783,389,188.05
------------------------------- --------------------------------------------------------------------------------
02/01/2014          134               9,892,556       154,299,992.06    10,691,771.02           799,215            786,321,053.69
------------------------------- --------------------------------------------------------------------------------
03/01/2014          135               9,940,708       144,359,283.97    10,691,771.02           751,063            789,225,360.96
------------------------------- --------------------------------------------------------------------------------
04/01/2014          136               9,989,095       134,370,188.98    10,691,771.02           702,676            792,102,368.91
------------------------------- --------------------------------------------------------------------------------
05/01/2014          137              10,037,717       124,332,471.57    10,691,771.02           654,054            794,952,334.14
------------------------------- --------------------------------------------------------------------------------
06/01/2014          138              10,086,577       114,245,895.07    10,691,771.02           605,195            797,775,510.84
------------------------------- --------------------------------------------------------------------------------
07/01/2014          139              10,135,673       104,110,221.66    10,691,771.02           556,098            800,572,150.81
------------------------------- --------------------------------------------------------------------------------
08/01/2014          140              10,185,009        93,925,212.35    10,691,771.02           506,762            803,342,503.48
------------------------------- --------------------------------------------------------------------------------
09/01/2014          141              10,234,585        83,690,627.00    10,691,771.02           457,186            806,086,815.95
------------------------------- --------------------------------------------------------------------------------
10/01/2014          142              10,284,403        73,406,224.29    10,691,771.02           407,368            808,805,332.98
------------------------------- --------------------------------------------------------------------------------



                                                                 5

11/01/2014          143              10,334,463        63,071,761.74    10,691,771.02           357,308            811,498,297.05
------------------------------- --------------------------------------------------------------------------------
12/01/2014          144              10,384,766        52,686,995.67    10,691,771.02           307,005            814,165,948.32
------------------------------- --------------------------------------------------------------------------------
01/01/2015          145              10,435,314        42,251,681.24    10,691,771.02           256,457            816,808,524.75
------------------------------- --------------------------------------------------------------------------------
02/01/2015          146              10,486,109        31,765,572.39    10,691,771.02           205,662            819,426,262.02
------------------------------- --------------------------------------------------------------------------------
03/01/2015          147              10,537,151        21,228,421.88    10,691,771.02           154,621            822,019,393.60
------------------------------- --------------------------------------------------------------------------------
04/01/2015          148              10,588,441        10,639,981.26    10,691,771.02           103,330            824,588,150.79
------------------------------- --------------------------------------------------------------------------------
05/01/2015          149              10,639,980                 0.88    10,691,771.02            51,791            827,132,762.69
------------------------------- --------------------------------------------------------------------------------

------------------------------- --------------------------------------------------------------------------------
Total                 -           1,131,110,933                    -    1,593,073,882      461,962,949
------------------------------- --------------------------------------------------------------------------------



                                                                 6